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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 2, 1999
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                Date of Report (Date of earliest event reported)


                             DATAMETRICS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-8567                                                 95-3545701
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(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


   25B HANOVER ROAD, FLORHAM PARK, NJ                            07932
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(Address of principal executive offices)                       (Zip Code)


                                 (973) 377-3900
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On August 2, 1999, Datametrics Corporation ("the Registrant") completed the sale of an aggregate $2,300,000 of 12% Subordinated Convertible Secured Notes (the "Notes") to twenty-one purchasers ("Purchasers"), pursuant to a 12% Subordinated Convertible Secured Note Subscription Agreement (the "Subscription Agreement").

         A portion of the purchase price for the Notes was the tender back to the Registrant and retirement of $600,000 of the Registrant's 10% Senior
Subordinated Secured Debentures and $150,000 of the Registrant's 10% Bridge Notes. The remaining $1,550,000 of the purchase price for the Notes was paid in cash.

         The Notes accrue interest at a rate of 12% per annum, payable quarterly in arrears. The Notes are secured by a subordinated lien on the assets of the Registrant, pursuant to a security agreement between the Registrant and the Purchasers ("Security Agreement"). At any time while the Notes remain outstanding, the holders of the Notes are entitled to convert the Notes into shares of the Registrant's Common Stock ("Conversion Shares") at a rate of $1.00 per share, subject to adjustment in certain circumstances. The Notes are subject to call and automatic conversion by the Registrant, at its option, if its Common Stock has traded at a price equal to or greater than $2.00 per share for a period of 20 consecutive trading days, provided that the Conversion Shares have either been registered or are otherwise transferable without restriction.

         In connection with the sale of the Notes, the Purchasers received warrants ("Warrants") to purchase up to an aggregate 1,150,000 shares of the Registrant's Common Stock for an exercise price of $1.10 per share. The Warrants are exercisable immediately and at any time commencing August 2, 1999 until 5:00 pm on August 2, 2004. The Warrants are subject to call and cancellation by the Registrant if its Common Stock has traded at a price equal to or greater than $2.00 per share for the 20 consecutive trading days prior to the date of the call notice, provided that the Warrant Shares have either been registered or are otherwise transferable without restriction. The Warrants are subject to adjustment in certain circumstances to prevent dilution.

         Under a related registration rights agreement ("Registration Rights Agreement") between the Registrant and each of the Purchasers, the Registrant has agreed to include the Conversion Shares and the shares of Common Stock underlying the Warrants in an amendment to the Company's Registration Statement on Form SB-2 filed on May 28, 1999.

         Proceeds of the sale of the Notes and Warrants are to be used for working capital. It is anticipated that any proceeds received by the Registrant upon the exercise of the Warrants will be used for working capital.






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         The above  discussion  is qualified in its entirety by reference to the
Subscription Agreement, Notes, Warrants, Registration Rights Agreement and Security Agreement, which are substantially the same as Exhibits 4.1, 4.2, 4.3,
4.4 and 4.5, respectively, and are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  a.       Financial statements of business acquired.

                           Not Applicable.

                  b.       Pro forma financial information.

                           Not Applicable.

                  c.       Exhibits.

                           The following exhibits are filed with this report:

                           Exhibit No.      Title.
                           -----------      ------

                           4.1 Form of 12% Subordinated Convertible Secured Note Subscription Agreement.

                           4.2    Form of 12% Subordinated  Convertible  Secured
                                  Note

                           4.3    Form of Warrant.

                           4.4    Form of Registration Rights Agreement.

                           4.5    Form of Security Agreement.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DATAMETRICS CORPORATION


                                            By:    /s/ Daniel P. Ginns
                                               ---------------------------------
                                            Daniel P. Ginns
                                            Chairman and Chief Executive Officer


Dated: August 23, 1999



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                                  EXHIBIT INDEX


Exhibit No.       Title.
-----------       ------

4.1    Form of 12% Subordinated Convertible Secured Note Subscription Agreement.

4.2    Form of 12% Subordinated Convertible Secured Note.

4.3    Form of Warrant.

4.4    Form of Registration Rights Agreement.

4.5    Form of Security Agreement.




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